Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Deep Down, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Ronald E. Smith, President and Chief Executive Officer of the Company, and Eugene L. Butler, Executive Chairman and Chief Financial Officer of the Company, each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Deep Down.

Date:	May 15, 2012

/s/ RONALD E. SMITH
Name:	Ronald E. Smith
Title:	President and Chief Executive Officer

/s/ EUGENE L. BUTLER
Name:	Eugene L. Butler
Title:	Executive Chairman and Chief Financial Officer